GOODWILL	12 Months Ended
Dec. 31, 2022
GOODWILL
GOODWILL

11.GOODWILL

As of December 31, 2022 and 2021, goodwill was $21,808,566 and $4,918,823, respectively. See “Note 8 – Disposition of Subsidiary” and “Note 9 – Business Acquisitions” for further information. During the year ended December 31, 2022, the Company adjusted the intangible asset values related to the acquisitions during 2022 as a result of additional valuation information obtained, which resulted in an increase to the carrying value of goodwill equal to $415,965.

During the year ended December 31, 2022, the Company made prospective adjustments to the purchase price allocations associated with previously acquired entities that resulted in changes to goodwill. The Company obtained additional information about the facts and circumstances that existed at the time of the acquisition that resulted in changes in the provisional amounts recognized.

Goodwill is assigned to the reporting unit, which is the operating segment level or one level below the operating segment. Goodwill arises when the purchase price for acquired businesses exceeds the fair value of tangible and intangible assets acquired less assumed liabilities. Goodwill is reviewed annually for impairment or more frequently if impairment indicators arise. The goodwill impairment test compares the fair value of a reporting unit with its carrying amount. The amount by which the carrying amount exceeds the reporting unit’s fair value is recognized as a goodwill impairment loss. The Company conducts its annual goodwill impairment assessment as of the last day of the fiscal year. During the years ended December 31, 2022 and 2021, management noted no indications of impairment on its goodwill.